AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2002
                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of Registrant as specified in its charter)

        ARIZONA                                                 86-0011170
(State of Incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

                             400 North Fifth Street
                             Phoenix, Arizona 85004
                                 (602) 250-1000
     (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

                                MATTHEW P. FEENEY
                              Snell & Wilmer L.L.P.
                               One Arizona Center
                             Phoenix, Arizona 85004
                                 (602) 382-6239
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, as determined by market conditions and other factors.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective registration statement for the same offering. [X] 333-63994
     If this Form is a post-effective amendment filed pursuant to Rule 464(c) under the Securities Act, check the following and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                           Proposed     Proposed
                                            Maximum      Maximum
                                Amount      Offering    Aggregate     Amount of
   Title of Each Class of       to be        Price      Offering    Registration
Securities to be Registered   Registered    Per Unit      Price          Fee
--------------------------------------------------------------------------------
First Mortgage Bonds.......     (1)(3)         (2)      (1)(2)(3)        N/A
Debt Securities............     (1)(4)         (2)      (1)(2)(4)        N/A
     Total.................   $50,000,000      (2)     $50,000,000     $4,600(5)
================================================================================
(1) In no event will the aggregate initial offering price of all securities issued from time to time pursuant to this Registration Statement exceed $50,000,000. If any such securities are issued at an original issue discount, then the aggregate initial offering price as so discounted shall not exceed $50,000,000, notwithstanding that the stated principal amount of such securities may exceed such amount.
(2) The proposed maximum initial offering price per unit will be determined, from time to time, by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder.
(3) Subject to Footnote (1), there are being registered hereunder an indeterminate principal amount of First Mortgage Bonds as may be sold, from time to time, by the Registrant.
(4) Subject to Footnote (1), there are being registered hereunder an indeterminate principal amount of Debt Securities as may be sold, from time to time, by the Registrant.
(5) Calculated pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933.
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
                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This registration statement relates to the public offering of the Registrant's securities contemplated by the Registration Statement (No. 333-63994) on Form S-3 (the "Prior Registration Statement"). This registration statement is being filed for the sole purpose of increasing the amount of securities to be sold by $50,000,000. The contents of the Prior Registration Statement are hereby incorporated by reference into this registration statement.

ITEM 16. EXHIBITS

The following exhibits are filed herewith or incorporated by reference:

     Exhibit
     Number         Description of Exhibit
     ------         ----------------------

       5.1 Opinion of Snell & Wilmer L.L.P. (included in Exhibit 5.1 of the Registrant's Prior Registration Statement on Form S-3 (Reg. No. 333-63994) and incorporated by reference).

      23.1          Consent of Snell & Wilmer L.L.P. (contained in Exhibit 5.1).

      23.2          Consent of Deloitte & Touche LLP.

      24.1 Power of Attorney (included on pages II-6 to II-7 of the Registrant's Prior Registration Statement on Form S-3 (Reg. No. 333-63994) and incorporated by reference).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on the 26th day of February, 2002.

                                    ARIZONA PUBLIC SERVICE COMPANY


                                    By William J. Post
                                       -----------------------------------------
                                       (William J. Post, Chairman of the Board
                                       of Directors and Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                          Title                     Date
        ---------                          -----                     ----


William J. Post                 Principal Executive Officer    February 26, 2002
-----------------------------   and Director
 (William J. Post, Chairman
of the Board of Directors and
  Chief Executive Officer)


Jack E. Davis                   Principal Accounting Officer,  February 26, 2002
-----------------------------   President and Director
 (Jack E. Davis, President)


Michael V. Palmeri              Principal Financial Officer    February 26, 2002
-----------------------------
    (Michael V. Palmeri,
  Vice President, Finance)


              *                 Director                       February 26, 2002
-----------------------------
   (Edward N. Basha, Jr.)


              *                 Director                       February 26, 2002
-----------------------------
   (Michael L. Gallagher)


              *                 Director                       February 26, 2002
-----------------------------
       (Pamela Grant)

              *                 Director                       February 26, 2002
-----------------------------
   (Roy A. Herberger, Jr.)


              *                 Director                       February 26, 2002
-----------------------------
      (Martha O. Hesse)


              *                 Director                       February 26, 2002
-----------------------------
 (William S. Jamieson, Jr.)


              *                 Director                       February 26, 2002
-----------------------------
     (Humberto S. Lopez)


              *                 Director                       February 26, 2002
-----------------------------
     (Robert G. Matlock)


              *                 Director                       February 26, 2002
-----------------------------
     (Kathryn L. Munro)


              *                 Director                       February 26, 2002
-----------------------------
    (Bruce J. Nordstrom)


              *                 Director and President         February 26, 2002
-----------------------------
    (William L. Stewart)

*By: Barbara M. Gomez
    -------------------------
    Barbara M. Gomez
    Attorney-in-fact

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   EXHIBITS TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      Under

                           THE SECURITIES ACT OF 1933

                                   ----------

                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)

================================================================================

The following exhibits are filed herewith or incorporated by reference:

     Exhibit
     Number         Description of Exhibit
     ------         ----------------------

       5.1 Opinion of Snell & Wilmer L.L.P. (included in Exhibit 5.1 of the Registrant's Prior Registration Statement on Form S-3 (Reg. No. 333-63994) and incorporated by reference).

      23.1          Consent of Snell & Wilmer L.L.P. (contained in Exhibit 5.1).

      23.2          Consent of Deloitte & Touche LLP.

      24.1 Power of Attorney (included on pages II-6 to II-7 of the Registrant's Prior Registration Statement on Form S-3 (Reg. No. 333-63994) and incorporated by reference).